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                                                                    EXHIBIT 10.5

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                            [NOVATEL WIRELESS LOGO]




                              AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT






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                                  JUNE 30, 2000

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                             NOVATEL WIRELESS, INC.

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


        This Amended and Restated Investors' Rights Agreement (this "Agreement") is entered into as of June 30, 2000 by and among Novatel Wireless, Inc., a Delaware Corporation (the "Corporation") and the persons identified on Exhibit A attached hereto (the "Investors").

                                    RECITALS

        WHEREAS, certain of the Investors hold shares of the Corporation's Series C Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock") and possess registration rights and information rights pursuant to the Series C Preferred Stock Investors' Rights Agreement dated as of December 31, 1999 by and between the Corporation and such Investors (the "1999 Agreement"); and

        WHEREAS, the undersigned Investors who hold Series C Preferred Stock desire to terminate the 1999 Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the 1999 Agreement;

        WHEREAS, certain Investors and the Corporation are parties to the Series D Convertible Preferred Stock and Warrant Purchase Agreement dated as of June 30, 2000 by and among the Corporation and such Investors (the "Series D Agreement"); and

        WHEREAS, as a condition to the execution and delivery of the Series D Agreement, the Corporation, each Investor and holders of at least a majority of the Registrable Securities (as defined in the 1999 Agreement) and securities convertible into or exercisable for Registrable Securities then outstanding, must amend and restate the 1999 Agreement to include the Series D Investors;

        NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the Investors who are parties to the 1999 Agreement hereby agree that the 1999 Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

                                   ARTICLE 1

                  RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS

        1.1 Definitions. As used in this Agreement:

               (a) "Closing" shall mean the date of the initial sale of shares of the Corporation's Series D Preferred Stock pursuant to the Series D Agreement.

               (b) "Common Stock" shall mean the Corporation's Common Stock, par value $0.001 per share.


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               (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

               (d) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the SEC.

               (e) "Holder" means any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been validly transferred in compliance with Sections 1.2 and 1.12 hereof.

               (f) "Initiating Holders" means any Holder or Holders who holds or hold in the aggregate not less than 30% of the outstanding Registrable Securities.

               (g) "Investors" means persons who purchased shares of Series D Preferred Stock pursuant to the Series D Agreement or who possessed registration rights pursuant to the 1999 Agreement immediately prior to its termination hereunder.

               (h) "Other Stockholders" means persons other than the Holders who, by virtue of agreements with the Corporation, are entitled to include their securities in certain registrations hereunder.

               (i) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (j) "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series C Preferred Stock, conversion of the Series D Preferred Stock or exercise of the Warrants, and (2) any Common Stock of the Corporation issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (1) above, excluding in all cases, however, any Registrable Securities which have been sold to the public either pursuant to a registration statement filed pursuant to the Securities Act or Rule 144 adopted thereunder, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

               (k) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock then outstanding which are, and the number of shares of Common Stock issuable pursuant to then convertible or exercisable securities which are, Registrable Securities.

               (l) "Restricted Securities" means any Registrable Securities required to bear the legend set forth in Section 1.2 hereof.


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               (m) "Rule 144" means Rule 144 as promulgated by the SEC under the
Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

               (n) "Rule 145" means Rule 145 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

               (o) "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (p) "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

               (q) "Series C Agreement" means the Series C Convertible Preferred Stock and Warrant Purchase Agreement dated December 31, 1999 between the Corporation and certain of the Investors.

               (r) "Series D Preferred Stock" means the shares of the Corporation's Series D Convertible Preferred Stock, par value $0.001 per share.

               (s) "Warrants" means the 5-year warrants to purchase Common Stock at an exercise price of $10.00 per share, granted pursuant to the Series C Agreement and the 5-year warrants to purchase Common Stock at an exercise price of $17.25 per share, granted pursuant to the Series D Agreement.

        1.2 Restrictions on Transfer.

               (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Corporation to be bound by this Section 1.2 (unless such disposition of Registrable Securities is to the general public), provided and to the extent such Section is then applicable, and:

                      (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                      (ii) unless such disposition of Registrable Securities is to the general public, (A) such Holder shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Corporation, such Holder shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such disposition will not require registration of such shares under the Securities Act, provided that the requirements of this Section 1.2(a)(ii) shall not apply to a disposition made in compliance with Rule 144A under the Securities Act if, before or contemporaneously with such disposition, the Holder supplies the Corporation with a written certificate describing the disposition and certifying that it is


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        made in compliance with Rule 144A under the Securities Act and with the transferee's written agreement to be bound by Section 1.2 hereof.

                      (iii) Notwithstanding the provisions of paragraphs (i) and
        (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or retired partners in accordance with their partnership interests, (B) a corporation to its shareholders in accordance with their interests in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (D) to the Holder's family member or trust for the benefit of an individual Holder, or (E) to the Holder's affiliates, provided in each of the above cases, that the transferee will be subject to the terms of this Section 1.2 to the same extent as if such transferee were an original Holder hereunder.

               (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                   THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

               (c) The Corporation shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Corporation) reasonably acceptable to the Corporation to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. If such disposition is to the general public (either through a registration or pursuant to Rule 144 under the Securities Act), then the Corporation shall obtain an opinion of counsel at the corporation's expense, (provided the Corporation is provided with the supporting documentation and information deemed necessary by such counsel), to the effect that the legend may be removed and shall deliver such opinion to the transfer agent for the common stock.

               (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Corporation of an order of the appropriate blue sky authority authorizing such removal.


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        1.3 Demand Registration.

               (a) Request for Registration. If the Corporation shall receive from Initiating Holders at any time or times not earlier than the earlier of (i) two years after the date of the 1999 Agreement (in the case of Initiating Holders who are Holders of Series C Preferred Stock) and two years after the date of this Agreement (in the case of Initiating Holders who are Holders of Series D Preferred Stock), or (ii) one year after the effective date of the first registration statement filed by the Corporation covering an underwritten public offering of securities of the Corporation to the general public ("IPO") (other than a registration statement relating either to the sale of securities to employees of the Corporation pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request (a "Registration Request") that the Corporation file a registration statement under the Securities Act covering all or a portion of the Registrable Securities the aggregate proceeds of which exceed $7,500,000, then the Corporation shall (i) within 10 days of the receipt thereof, give written notice of such request to all other Holders, and (ii) subject to the limitations in Section 1.3(b), as soon as practicable use its best efforts to effect such registration under the Securities Act of all Registrable Securities which the Holders specify in a written request received by the Corporation within 10 days of the mailing or delivery of such notice by the Corporation.

               (b) Limitations on Registration. Notwithstanding any provision of this Agreement, the Corporation shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.3:

                      (i) In any particular jurisdiction in which the Corporation would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                      (ii) After the Corporation has initiated two (2) such registrations pursuant to Section 1.3 (counting for these purposes only registrations which have been declared or ordered effective);

                      (iii) If the Corporation shall furnish to Holders requesting a registration statement pursuant to this Agreement, a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be filed at the time requested, and it is therefore necessary to defer the filing of such registration statement, the Corporation shall have the right to defer such filing and notice, as otherwise required under this Agreement, for a period of not more than 180 days after receipt of the request of the Initiating Holders; provided, however, that the Corporation may not utilize this right more than once in any 12 month period; or

                      (iv) During the period starting with the date 60 days prior to the Corporation's good faith estimated date of filing of, and ending on the date 180 days immediately following the effective date of, any registration statement pertaining to securities of the Corporation, including any securities registered pursuant to Section 1.3


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        (other than a registration of securities in a Rule 145 transaction or with respect to a stock or option plan or other employee benefit plan), provided that the Corporation is actively employing in good faith all reasonable efforts during such period to cause such registration statement to become effective and provided that the Holders of Registrable Securities were entitled to request inclusion of their Registrable Securities to the extent they are otherwise entitled to pursuant to the terms of this Agreement;

                      (v) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.5 hereof;

                      (vi) If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Corporation, which consent shall not be unreasonably withheld);

                      (vii) If the Corporation and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause
        (vi) above to firmly underwrite the offer.

               The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.3(d) and 1.13 hereof, include other securities of the Corporation, with respect to which registration rights have been granted, and may include securities of the Corporation sold for the account of the Corporation.

               (c) Underwriting. The right of any Holder to registration pursuant to Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities such Holder holds.

               (d) Procedures. If the Corporation shall request inclusion in any registration pursuant to Section 1.3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.3, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable conditions of this Article 1 (including Section 1.11). The Corporation shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Corporation. Notwithstanding any other provision of this Agreement, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated, first, to the holders of Registrable Securities pro rata on the basis of the number of Registrable Securities that would be sold by such Holders, and second, as set forth in
Section 1.13 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person


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shall be excluded therefrom by written notice from the Corporation, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. If shares are so withdrawn from registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3 or otherwise, then the Corporation shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with this Section 1.3.

        1.4 Corporation Registration.

               (a) If at any time after the effective date of the first registration statement filed by the Corporation covering an underwritten public offering of securities of the Corporation to the general public, the Corporation determines to register (including for this purpose a registration effected by the Corporation for stockholders other than the Holders) any of its stock or other equity securities under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction on Form S-4, or a registration on any form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Corporation shall (i) promptly give each Holder written notice of such registration and (ii) use its best efforts to include in such registration, subject to the provisions of Section 1.4(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder and received by the Corporation within ten (10) days after the written notice from the Corporation described in clause (i) above is mailed or delivered by the Corporation. Notwithstanding the foregoing, should the Corporation, prior to the sale of any shares pursuant to a registration statement described above in this
Section 1.4, decide to deregister or not proceed with such offering, the Corporation shall have no further obligation to the Holders with respect to such offering or registration except to promptly notify them of its decision.

               (b) Underwriting. If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise the Holders as part of the written notice given pursuant to Section 1.4(a). In such event, the right of any Holder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Corporation and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Corporation.

               Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Corporation in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may, subject to the limitations set forth below, exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Corporation shall so advise


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all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated as set forth in Section 1.13. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Corporation or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Corporation shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.13 hereof.

        1.5 Form S-3 Registration. If, after the Corporation has qualified for registration on Form S-3 or any comparable or successor form after its IPO, the Corporation shall receive from any Holder or Holders a written request or requests that the Corporation effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders (such request shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition by such Holder or Holders), the Corporation will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 10 days after receipt of such written notice from the Corporation; provided, however, that the Corporation shall not be obligated to effect any registration, qualification or compliance (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Corporation entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000;
(iii) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such Form S-3 registration to be effected at such time, in which event the Corporation shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 180 days after receipt of the request of the Holder or Holders under this Section 1.5; provided, however, that the Corporation shall not utilize this right more than once in any 12 month period; (iv) in the circumstances described in clauses
(i) and (iv) of Section 1.3(b) hereof; or (v) if the Corporation has, within the 12-month period preceding the date of such request, already effected one such registration on Form S-3 in such period.


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               (c) If a request complying with the requirements of Section
1.5(a) hereof is delivered to the Corporation, the provisions of Section 1.3(b)(i), (iii) and (iv) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Section 1.3(c) and (d) hereof shall apply to such registration.

               (d) Notwithstanding Section 1.7 of this Agreement, the Corporation shall be required to pay the Registration Expenses in connection with only two (2) registrations pursuant to this Section 1.5 and the Holders shall pay the Registration Expenses in connection with any additional registrations pursuant to this Section 1.5.

        1.6 Obligations of the Corporation. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Corporation shall promptly use its best efforts to:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days or until the Holder or Holders have completed the distribution described in the registration relating thereto, whichever first occurs; provided however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Corporation; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, however, in no event longer than one year from the effective date of the registration statement and provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules of the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) included any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such number of prospectuses, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, records and information as they may reasonably request in order to facilitate the disposition of Registrable Securities held by them.


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               (d) Register and qualify the securities covered by such
registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause such Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Corporation are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities not later than the effective date of such registration.

               (i) Permit any Holder of Registrable Securities which, in its reasonable judgment, might be deemed to be an underwriter or a controlling person of the Corporation, to participate in the preparation of such registration statement or comparable statement.

               (j) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

               (k) Obtain a cold comfort letter from the Corporation's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters with respect to the financial statements and certain financial information contained in the registration statement as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

        In the event of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement, any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of securities for offering or sale in any jurisdiction, the Corporation will make reasonable efforts to obtain the withdrawal of such order or suspension.


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        1.7 Expenses of Registration. The Corporation shall bear and pay all expenses incurred in effecting any registration, filing or qualification of Registrable Securities with respect to both registrations pursuant to Sections 1.3, all of the registrations pursuant to Section 1.4, and two (2) registrations pursuant to Section 1.5, which expenses shall include all registration, filing, and qualification fees, printers' and accounting fees relating thereto and the reasonable fees and disbursements of one counsel (in the case of registrations pursuant to Section 1.3) for the selling Holders ("Registration Expenses"). Notwithstanding the foregoing, all underwriting discounts, selling commissions and stock transfer taxes relating to the registration of Registrable Securities and fees and disbursements of counsel for any Holder (other than the reasonable fees and disbursements of one counsel included in the foregoing sentence) shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

        1.8 Indemnification.

               (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, with respect to which registration, qualification has been effected pursuant to this Agreement, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Corporation of the Securities Act or any rule or regulation thereunder applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification or compliance; and the Corporation will reimburse each such Holder, underwriter or controlling person, for any legal and other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Corporation, which consent shall not be unreasonably withheld, nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation based upon written information furnished specifically for use in connection with such registration by any such Holder, underwriter or controlling person; and provided further, that reimbursement by the Corporation of attorneys' fees incurred by Holders or such controlling persons in investigating or defending any such loss, claim, damage, liability or action, shall be limited to fees of one counsel representing such Holders and controlling persons jointly.

               (b) To the extent permitted by law, each Holder will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Securities Act, each underwriter of the Corporation's securities covered by such a registration statement, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse the Corporation and each such person for any legal and other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, and provided further that no Holder shall have any liability under this Section 1.8(b) in excess of the gross proceeds received by such Holder in the relevant offering.

               (c) Each party entitled to indemnification under this Section 1.8 (the "Indemnified Party") shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after receipt by such Indemnified Party of the commencement of any claim for which indemnity may be sought, and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnified Party (together with all other Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnifying Party, as provided herein, to the extent materially prejudicial to the Indemnifying Party's ability to defend such action, shall relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 1.8, but the omission so to deliver written notice to the Indemnifying Party will not relieve it of any liability that it may have to any Indemnified Party otherwise than under this Section 1.8.

               (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, claim, damage or liability, or expense referred to therein, then the Indemnified Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the Violation or alleged Violation relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and the opportunity to correct or prevent such Violation.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

        1.9 Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Corporation such information regarding itself, the Registrable Securities held by it, and the intended method of distribution of such securities as the Corporation may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

        1.10 Reports Under Securities Exchange Act of 1934. With a view of making available to the Holders the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration or pursuant to a registration on Form S-3, the Corporation agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days after the effective date of the first registration statement under the Securities Act filed by the Corporation for the offering of its equity securities to the general public,

               (b) File with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act at any time it has become subject to such reporting requirements; and

               (c) Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Corporation for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualified as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

        1.11 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period (not to exceed 180 days in the case of an IPO and 90 days in all other cases) specified by the Corporation and an underwriter of Common Stock or other securities of the Corporation, following the effective date of a registration statement of the Corporation filed under the

Securities Act, it shall not, to the extent requested by the Corporation and such underwriter, sell or otherwise transfer or dispose of (other than to transferees who agree to be similarly bound) any Common Stock held by it at any time during such period except Common Stock included in such registration, including Common Stock acquired by such Holder in the public offering registered on such Registration Statement; provided however, that:

               (a) such agreement shall be applicable only to registration statements of the Corporation which cover Common Stock (or other securities) to be sold on its behalf to the public in a bona fide firm commitment underwritten offering; and

               (b) all officers and directors of the Corporation, all other persons with registration rights (whether or not pursuant to this Agreement) and all holders of one percent (1%) or more of the equity or voting power of the Corporation, enter into similar agreements.

        In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such 180-day period.

        1.12 Transfer or Assignment of Registration Rights. The rights to cause the Corporation to register securities granted to a Holder by the Corporation under this Agreement may be transferred or assigned by a Holder only to a transferee or assignee, who together with its affiliates hold not less than five percent (5%) of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Corporation is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement.

        1.13 Allocation of Registration Opportunities. Subject to Section 1.3, in any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Corporation (including shares of Common Stock issued or issuable upon conversion of any currently issued or unissued series of Preferred Stock of the Corporation) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders, assuming conversion; provided however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, in which case the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of

Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated. The Corporation shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights.

        1.14 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

        1.15 Termination of Registration Rights.

               (a) Except as set forth in subparagraph (b) below, the right of any Holder to request registration or inclusion in any registration pursuant to this Agreement shall terminate on the closing of the first Corporation-initiated registered public offering of Common Stock of the Corporation, if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or the earlier of (i) such date after the closing of the first Corporation-initiated registered public offering of Common Stock of the Corporation as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period and (ii) 3 years after the closing of the first Corporation-initiated registered public offering.

               (b) The provisions of subparagraph (a) above shall not apply to any Holder (together with its affiliates) who owns more than five percent (5%) of the Corporation's outstanding stock until such time as such Holder (together with its affiliates) owns less than five percent (5%) of the outstanding stock of the Corporation.

               (c) Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Corporation shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder of any securities of the Corporation giving such holder any registration rights on terms more favorable than the registration rights granted to the Holders hereunder.

                                   ARTICLE 2

                          COVENANTS OF THE CORPORATION

        Until the Corporation becomes subject to the reporting requirements of the Exchange Act, so long as any Holder owns any Registrable Security, the Corporation agrees as follows:

        2.1 Basic Financial Information. The Corporation will furnish the following to (a) each Holder of Series C Preferred Stock, so long as such Holder (together with its affiliates) owns at least 370,000 shares of Series C Preferred Stock of the Corporation, or such number of shares of Common Stock of the Corporation issued upon conversion of 370,000 shares of Series C Preferred Stock of the Corporation, or any combination thereof (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like) who so requests in writing and (b) each Holder of Series D Preferred Stock, so long as such Holder (together with its affiliates) who owns at least five percent (5%) of the shares of Series D Preferred Stock of the Corporation, or such number of shares of Common Stock of the Corporation issued upon conversion of five percent (5%) of the shares of Series D Preferred Stock of the Corporation, or any combination thereof (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like) who so requests in writing:

               (a) As soon as practicable after the end of each fiscal year of the Corporation, and in any event within ninety (90) days thereafter, an audited consolidated balance sheet of the Corporation and its subsidiaries, if any, as at the end of such fiscal year, and an audited consolidated statements of income and cash flows of the Corporation and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants selected by the Corporation;

               (b) As soon as practicable at the end of the first, second, and third quarterly accounting periods in each fiscal year of the Corporation, and in any event within forty five (45) days thereafter, an unaudited consolidated balance sheet of the Corporation and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income and cash flows of the Corporation and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous year, subject to changes resulting from normal year-end adjustments, all in reasonable detail, except that such financial statements need not contain the notes required by generally accepted accounting principles; and

               (c) Annually (and in any event no later than five (5) days before adoption by the Board of Directors of the Corporation), the annual budget and operating plan of the Corporation for each fiscal year.

        2.2 Additional Information. As soon as practicable after the end of each month and in any event within thirty (30) days thereafter, the Corporation will deliver to each director of the Corporation designated by the Holders of Series C Preferred Stock and the Holders of Series D Preferred Stock, a consolidated balance sheet of the Corporation and its subsidiaries, if any, as at the end of such month and consolidated statements of income and cash flows of the Corporation and its subsidiaries, for each month and for the current fiscal year of the Corporation to date, all subject to normal year-end audits adjustments, prepared in accordance with generally accepted accounting principles consistently applied, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Corporation's operating plan then in effect and approved by its Board of Directors.

        2.3 Limitations. Anything in Article 2 of this Agreement to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Corporation. Each Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this

Article 2. The Corporation shall not be required to comply with Article 2 of this Agreement in respect of any Holder whom the Corporation reasonably determines to be a competitor or an officer, employee, director or greater than five percent (5%) stockholder of a competitor.

                                   ARTICLE 3

                                  MISCELLANEOUS

        3.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to its principles governing conflicts of laws.

        3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

        3.3 Entire Agreement; Amendment. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof. Any provisions of this Agreement may be amended, and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written consent of the Corporation and the holders of at least a majority of the Registrable Securities and securities convertible into or exercisable for Registrable Securities and then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such securities, and the Corporation.

        3.4 Notices. All notices, requests, consents, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (a) when delivered against receipt, (b) upon transmitter's confirmation of the receipt of a facsimile transmission, which shall be followed by an original sent otherwise in accordance with this Section 3.4, (c) upon confirmed delivery by a standard overnight carrier, or (d) if to a U.S. resident, upon expiration of three business days after the day when deposited in the U.S. mail, first class postage prepaid, addressed in accordance with Section 16 of the Series C Stock Purchase Agreement and the Series D Stock Purchase Agreement.

        3.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any such counterpart may contain one or more signature pages.

        3.6 Rights; Severability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

        3.7 Further Assurances. Each party agrees to execute and deliver to the other parties hereto such other documents, and to take such further action, as the other parties hereto may reasonably request in order to carry out the purpose of this Agreement.

        3.8 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Corporation has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

        3.9 Captions. The captions and headings to Sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe the meaning or the interpretation of this Agreement.

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                          THE CORPORATION:


                                          NOVATEL WIRELESS, INC.


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          THE INVESTORS:


                                          CORNERSTONE EQUITY INVESTORS IV, LP

                                          By:  Cornerstone Equity Investors, LLC
                                               General Partner


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          CAPITAL RESEARCH AND MANAGEMENT
                                          COMPANY on behalf of The New Economy
                                          Fund


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          GMN INVESTORS II, L.P.

                                          By:   GMN Investors LLC
                                                General Partner


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          THE MANUFACTURERS LIFE INSURANCE
                                          COMPANY (U.S.A.)


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          RANDOLPH STREET PARTNERS 1998 DIF, LLC


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          RANDOLPH STREET PARTNERS III
                                          (THIRD VENTURE)


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          GARY KUCK



                                          ______________________________________
                                          Gary Kuck
                                          Date of Execution:______________


                                          SAMUEL MAY


                                          ______________________________________
                                          Samuel May
                                          Date of Execution:______________


                                          MICHAEL MITGANG


                                          ______________________________________
                                          Michael Mitgang
                                          Date of Execution:______________


                                          JEFFREY CHENG


                                          ______________________________________
                                          Jeffrey Cheng
                                          Date of Execution:______________


                                          THEODORE J. CHRISTIANSON


                                          ______________________________________
                                          Theodore J. Christianson
                                          Date of Execution:______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          TAD W. PIPER


                                          ______________________________________
                                          Tad W. Piper
                                          Date of Execution:______________


                                          VENTURES WEST INVESTMENTS LIMITED


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          BANK OF MONTREAL CAPITAL CORPORATION

                                          By:  Ventures West Management TIP,
                                               Inc., Manager

                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          GOLDEN GATE DEVELOPMENT & INVESTMENT
                                          LIMITED PARTNERSHIP

                                          By:  Advent International Limited
                                               Partnership, General Partner

                                          By:  Advent International Corporation,
                                               General Partner

                                          ______________________________________
                                          By:  Greg Smitherman
                                          Its:__________________________________
                                          Date of Execution:______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          ADVENT ISRAEL LIMITED PARTNERSHIP

                                          By:  Advent International Limited
                                               Partnership, General Partner

                                          By:  Advent International Corporation,
                                               General Partner

                                          ______________________________________
                                          By:  Greg Smitherman
                                          Its:__________________________________
                                          Date of Execution:______________


                                          ADVENT PARTNERS LIMITED PARTNERSHIP

                                          By:  Advent International Corporation,
                                               General Partner

                                          ______________________________________
                                          By: Greg Smitherman
                                          Its:__________________________________
                                          Date of Execution:______________


                                          DIGITAL MEDIA & COMMUNICATIONS LIMITED
                                          PARTNERSHIP

                                          By:  Advent International Limited
                                               Partnership, General Partner

                                          By:  Advent International Corporation,
                                               General Partner

                                          ______________________________________
                                          By:  Greg Smitherman
                                          Its:__________________________________
                                          Date of Execution:______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          GSM CAPITAL LIMITED PARTNERSHIP

                                          By:   Telcom Management Limited
                                                Partnership, General Partner

                                          By:   Telcom Investments Inc.,
                                                General Partner

                                          ______________________________________
                                          By:  Bernice E. Bradin
                                          Its:__________________________________
                                          Date of Execution:______________


                                          ARGC, LLC


                                          ______________________________________
                                          By:  Bernice E. Bradin
                                          Its:__________________________________
                                          Date of Execution:______________


                                          THOMAS BEAL


                                          ______________________________________
                                          Thomas Beal
                                          Date of Execution:______________


                                          CARL BILDNER


                                          ______________________________________
                                          Carl Bildner
                                          Date of Execution:______________


                                          JONG TAE CHOI


                                          ______________________________________
                                          Jong Tae Choi
                                          Date of Execution:______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          KATHRYN COOPERMAN


                                          ______________________________________
                                          Kathryn Cooperman
                                          Date of Execution:______________


                                          ROBERT COREY


                                          ______________________________________
                                          Robert Corey
                                          Date of Execution:______________


                                          MARCO POLO INDUSTRIES CO., LTD


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          ECOLOGY MANAGEMENT


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          ROGER HARTMAN


                                          ______________________________________
                                          Roger Hartman
                                          Date of Execution:______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          JOAN LEVINSON


                                          ______________________________________
                                          Joan Levinson
                                          Date of Execution:____________


                                          NADEAU TRAIL, INC.


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          DAVID OROS


                                          ______________________________________
                                          David Oros
                                          Date of Execution:_____________


                                          P.S. CAPITAL LLC



                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          ELLIOT TUCKEL


                                          ______________________________________
                                          Elliot Tuckel
                                          Date of Execution:______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          WORKING VENTURES CANADIAN FUND, INC.


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          ROBIN LOUIS


                                          ______________________________________
                                          Robin Louis
                                          Date of Execution:______________


                                          SAM ZNAIMER


                                          ______________________________________
                                          Sam Znaimer
                                          Date of Execution:_____________


                                          AETHER CAPITAL LLC

                                          By:  Aether Systems, Inc.
                                               Its Sole Member


                                          By:___________________________________
                                          Name:
                                          Title:
                                          Date of Execution:_____________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          CORNERSTONE EQUITY INVESTORS IV, LP

                                          By:  Cornerstone Equity Investors, LLC
                                               General Partner


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          GSM CAPITAL LIMITED PARTNERSHIP

                                          By:   Telcom Management Limited
                                                Partnership, General Partner

                                          By:   Telcom Investments Inc.,
                                                General Partner

                                          ______________________________________
                                          By:  Bernice E. Bradin
                                          Its:
                                          Date of Execution:______________


                                          ARGC III, LLC


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          WORKING VENTURES CANADIAN FUND


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          VENTURES WEST INVESTMENTS LIMITED


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          BANK OF MONTREAL CAPITAL CORPORATION


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          SAM ZNAIMER

                                          ______________________________________
                                          By: Sam Znaimer
                                          Its:
                                          Date of Execution:_______________


                                          ROBIN LOUIS


                                          ______________________________________
                                          By: Robin Louis
                                          Its:
                                          Date of Execution:_______________


                                          RANDOLPH STREET PARTNERS 1998 DIF, LLC


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          RANDOLPH STREET PARTNERS III (Third
                                          Venture Tranche B)


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________
                                          Date of Execution:______________


                                          MICHAEL MITGANG


                                          ______________________________________
                                          Michael Mitgang
                                          Date of Execution:_______________


                                          CALEP EQUITIES LLC


                                          ______________________________________
                                          By: Angelo Leparulo
                                          Its: Manager
                                          Date of Execution:_______________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          IRONSIDE VENTURE PARTNERS II LLC


                                          By: __________________________________


                                          Name: ________________________________
                                               (Print)

                                          Title: _______________________________
                                                (If applicable)

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          GMN INVESTORS II, L.P.

                                          By:  GMN Investors LLC,
                                               its general partner


                                          By: __________________________________


                                          Name: ________________________________
                                               (Print)

                                          Title: _______________________________
                                                (If applicable)

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          GARY KUCK


                                          ______________________________________
                                          Gary Kuck

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          SAMUEL MAY


                                          ______________________________________
                                          Samuel May

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          JEFFREY CHENG


                                          ______________________________________
                                          Jeffrey Cheng

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          ORRICK, HERRINGTON & SUTCLIFFE LLP


                                          ______________________________________
                                          By:  Peter V. Leparulo
                                          Its:   Authorized Signatory

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          PETER V. LEPARULO


                                          ______________________________________
                                          Peter V. Leparulo

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          UMB BANK, n.a. as TRUSTEE of the
                                          ORRICK, HERRINGTON & SUTCLIFFE LLP
                                          DEFINED CONTRIBUTION PLAN FBO BLASE
                                          DILLINGHAM


                                          ______________________________________
                                          By:___________________________________
                                          Its:__________________________________

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                          KEITH BIANCAMANO


                                          ______________________________________
                                          Keith Biancamano

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


                                    EXHIBIT A

                                    Investors


SERIES C INVESTORS
    Cornerstone Equity Investors IV, LP
    Capital Research and Management Company on behalf of the New Economy Fund GMN Investors II, L.P.
    The Manufactures Life Insurance Company (U.S.A.)
    Randolph Street Partners 1998 DIF, LLC
    Randolph Street Partners III (Third Venture)
    Kuck, Gary L.
    May, Samuel
    Mitgang, Michael
    Cheng, Jeffrey
    Christianson, Theodore J.
    Piper, Tad W.
    Ventures West Investments Ltd.
    Bank of Montreal Capital Corp.
    Golden Gate Development & Investment Limited Partnership
    Advent Israel Limited Partnership
    Advent Partners Limited Partnership
    Digital Media & Communications Limited Partnership
    GSM Capital Limited Partnership
    ARGC, LLC
    Beal, Thomas
    Bildner, Carl
    Choi, Jong Tae
    Cooperman, Kathryn
    Corey, Robert
    Marco Polo Industries Co., Ltd.
    Ecology Management
    Hartman, Roger
    Levinson, Joan
    Nadeau Trail, Inc.
    Oros, David
    P.S. Capital LLC
    Tuckel, Elliot
    Working Ventures Canadian Fund
    Robin Louis
    Sam Znaimer

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                 SERIES D CONVERTIBLE PREFERRED STOCK FINANCING


SERIES D INVESTORS
    Aether Capital LLC
    Cornerstone Equity Investors IV, LP
    GSM Capital Limited Partnership
    ARGC III, LLC
    Working Ventures Canadian Fund
    Ventures West Investments Ltd.
    Bank of Montreal Capital Corp.
    Sam Znaimer
    Robin Louis
    Randolph Street Partners 1998 DIF, LLC
    Randolph Street Partners III (Third Venture Tranche B)
    Mitgang, Michael
    Calep Equities LLC
    Ironside Venture Partners II LLC
    GMN Investors II, L.P.
    Gary Kuck
    Samuel May
    Jeffrey Cheng
    Orrick, Herrington & Sutcliffe LLP
    Peter V. Leparulo
    UMB Bank, n.a. as Trustee of the Orrick, Herrington & Sutcliffe LLP Defined
       Contribution Plan FBO Blase Dillingham
    Keith Biancamano